VAN ECK GLOBAL

                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000

                                   discipline

                                                 WORLDWIDE EMERGING MARKETS FUND

allocation




                                                                       diversity

                          GLOBAL INVESTMENTS SINCE 1955

                         Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------


Dear Shareholder:

Expectations were high after the rapid recovery in both emerging market economies and stocks in 1999, making the year 2000 a deeply disappointing one for the asset class. The irony is that, for most of the year news was positive, with earnings coming in ahead of expectations at the beginning of the year. The economies generally remained fairly robust, but the stock markets struggled as liquidity declined. In particular, Asia was the underperformer for the year. No major Asian market finished in positive territory, with some (Korea, Indonesia, and Thailand) more than halving in dollar terms in 2000. In this environment, the Van Eck Worldwide Emerging Markets Fund declined 41.87%, compared with a loss of 30.61% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.*


MARKET REVIEW

We see definite signs for optimism in the coming months for the emerging markets, even given the heavy volatility experienced last year, and we remain positive on the long-term outlook for emerging markets. Domestic demand remains solid in most emerging markets and low interest rates have been sustained. Corporate restructuring is continuing throughout the region and stock valuations are very attractive.

ASIAN MARKETS suffered the most in the year 2000 despite healthy fundamentals as the flow of foreign capital, as well as domestic investor sentiment, collapsed on poor political news in a number of countries. There were also a fair number of new issues in the equity markets, which dispersed the money available for investment. Banks, though flush with deposits, were not recycling the money in the form of loans. The liquidity generated by current account surpluses was mopped up by the central banks in order to ensure that there was no acceleration in inflation. Reform momentum slowed in places like Korea and Thailand. In sum, the news flow was broadly positive, but there was little money available to buy that news.

The best performing markets for the year were HONG KONG/CHINA. The largely illiquid "B" share market in Shanghai actually gained 136%+. The Hong Kong market declined 11% in U.S. dollar terms, a good performance in relative terms. Two fundamental reasons explain this. First, currently the Chinese economy is reasonably robust. Also, interest rate cuts in the United States are expected to be replicated in Hong Kong due to the peg to the U.S. dollar. Despite changes to the composition of the stock market over the last few years, there is still a high proportion of interest rate-sensitive stocks. Together, these markets made up approximately 16% of Fund assets at year end.

The worst performing market was SOUTH KOREA, which declined 56% during the year. South Korea is still struggling with the legacy of high corporate indebtedness mixed with inefficient corporate structures. The days of the all-encompassing chaebols (conglomerates) expanding into a variety of areas and fueled by cheap money are clearly over. The legacy of poor capital allocation will likely continue to haunt South Korea for some time to come. That being said, the restructuring situation has been moving forward and should continue to improve returns to shareholders. Domestic investors have taken a great deal of money out of the market, and the banks are flush with deposits. This may reverse since South Korean equity valuations are very compelling. Your Fund held an 11.4% allocation to South Korea at December 31, down from approximately 13% at year-end 1999.

The remarkable turnaround in sentiment toward technology companies in 2000 damaged the TAIWAN equity market extensively. Both the economy and the stock market are heavily geared to the technology cycle. Throughout the year, it has become apparent that demand for core technology products from Europe and the States has weakened, even as more supply materializes. This has had a major impact on the product pricing and margins of Taiwanese technology companies. Although they are still key beneficiaries of the structural trend toward outsourcing, they are very much the victims of a sharp cyclical downturn. The market was down 47%. While

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                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

we remain underweight the Index, we increased the Fund's exposure to this market from almost 6% at the end of 1999 to over 10% at December 31 as valuations became more attractive.

SINGAPORE is normally viewed as something of a safe haven in the Asian region. This, however, did not prevent the Index from declining 28% in 2000. Market performance was driven primarily by external factors rather than specific negatives. Interest rates were low, domestic liquidity has been good, and earnings have been fairly stable. One area where Singapore is at risk is in the slowdown of electronic exports, particularly to the States. We significantly cut our exposure to this country throughout the year from approximately 10% at the end of 1999 to 1.5% at December 31.

In INDIA, the market was yet again frustrated by the slow progress that the government has made in deregulation, cutting the fiscal deficit, and privatizing inefficient state-run companies. On the positive side, the software sector has defied expectations of a growth slowdown and captured market share while increasing its billing rates as well as the scope of the work that it does. This illustrates the strength of its business model. The market declined 26% in 2000. We maintained a relatively optimistic view on India throughout the year and maintained a steady allocation of about 7%.

LATIN MARKETS performed relatively well in 2000, though the major markets were all in negative territory. CHILE (0.4% of assets), the traditional safe haven in times of volatility, fell 11%. This market was aided by corporate activity in the electricity sector as well as structural reform eliminating capital controls on the peso. BRAZIL lost 18% despite much improved macroeconomic fundamentals. The country has rebounded strongly from the devaluation at the beginning of 1999 and domestic interest rates fell in 2000 despite U.S. monetary tightening. Earnings growth was strong, particularly in the telecom sector where companies are investing heavily in anticipation of the onset of full competition at the end of 2001. Brazilian companies are currently trading at extremely cheap valuations and we expect a re-rating in 2001. The Fund's exposure to the Brazilian market remained relatively strong throughout 2000, ending the year with a 12.6% position.

The MEXICAN market (13.2% of assets at year end) fell 22% in 2000, despite strong economic growth and high average oil prices. The Mexican economy is well integrated with that of the U.S. During the presidential elections in July, the incumbent PRI candidate lost power for the first time in over 70 years. Mexico's new president, Vicente Fox, is a reformer and is business friendly, having been CEO of Coca-Cola in Mexico. Though the transition has been smooth thus far, he will have to govern through consensus building as his PAN party lacks an overall majority in Congress.

ARGENTINA fell 24% and ended the year with a crisis of confidence that spurred a $39 billion bailout by the IMF (International Monetary Fund) and other multilateral institutions. The Argentine peso is tied to the U.S. dollar, which forced Argentine interest rates higher even as the country was facing a deep recession. Fiscal stimulus is constrained by the conditions of an IMF agreement and much needed reforms were avoided by a politically weak president facing a hostile Congress. We avoided investing in Argentina during the year, though Argentina will likely benefit substantially from falling U.S. interest rates in the year 2001.

Developing EUROPEAN MARKETS mostly outperformed in 2000, though most lost ground. RUSSIA (4.9% of assets) had a good start to the year on the back of high oil prices and increasing economic growth. However, monetary tightening in the U.S. reduced investor appetite for risk and the market corrected substantially. In addition, several companies displayed poor understanding of good corporate governance, which further depleted investor confidence. The market ended the year down 18%, looking rather oversold.

ISRAEL performed well during the year, rising 3%. The Israeli market has a high weighting of technology stocks, which did very well in the first quarter before correcting substantially. We reduced the Fund's

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                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

exposure to this market from 7% to 3% during 2000 as we realigned our technology weightings toward the most solid and conservative stocks in the sector.

TURKEY struggled for most of the year, losing 49% after a fantastic run in the fourth quarter of 1999. Investors were unsure of the government's commitment to the disinflation program and were worried about a mounting current account deficit. This caused a liquidity crisis in the fourth quarter as many banks had overextended foreign lines of credit, taking advantage of lower overseas funding costs. The IMF came to the rescue with a package that should ease liquidity, though strict fiscal conditions were imposed. We reduced our exposure to Turkey during the year from 5.9% at year-end 1999 to 1.6% at December 31, 2000 as uncertainty in this market mounted.

The SOUTH AFRICAN market (2.0% of assets) held up relatively well in 2000, notwithstanding weakness in the currency, declining 21%. One major factor affecting sentiment was the continuing problems in neighboring Zimbabwe, which is struggling to maintain a rule of law. We are cautious about the outlook for South Africa, as the resource sector will suffer as global growth declines.


FUND REVIEW

The Fund's bias toward growth and technology stocks, a strategy that helped the Fund outperform its peers in 1999, hurt performance in 2000 as investors reallocated their portfolios in favor of cheaper value stocks. We maintain this bias because, although corporate earnings are entering a cyclical downturn, longer-term prospects remain bright. Stock valuations are extremely attractive, and we have realigned the position in favor of the most established companies offering the best stock value.

In terms of country emphasis, we had an overweight position in Asia throughout the year, where fundamentals have been quite healthy. However, this hurt performance as Asia fared poorly. In particular, the large markets of Korea and Taiwan suffered from poor domestic sentiment. Our emphasis on the Hong Kong/China market, which would benefit from an economic slowdown in the U.S. and resulting interest rate cuts, proved beneficial since those markets held up well in relative terms. In Latin America, the Fund was overweight Brazil, which has been experiencing healthy macroeconomic fundamentals and falling interest rates, and Mexico, which has had strong economic growth, falling inflation and cheap stock valuations, both of which held up fairly well.


THE OUTLOOK

It is always tempting to be gloomy after such a difficult year. However, we have learned that often, when people start to question the asset class, it may presage a period of strong outperformance.

We do not foresee the sharp upward movement of stocks that took place in the latter half of 1998 and in 1999. However, we see many reasons for optimism. Aggressive interest rate cuts in the U.S., which should spread to other major markets, should benefit emerging market stocks, most notably Hong Kong's. Oil prices have declined and, for the most part, inflationary expectations have quieted as well. This should allow interest rates to fall even further, sparking domestic demand and support for asset prices. Currently, we are significantly overweight Brazil, Hong Kong/China, Russia and Korea, while being underweight in Malaysia, Taiwan, South Africa and Greece.

We do expect downward revisions in earnings, particularly in the technology sector and in those countries particularly sensitive to U.S. demand, such as Mexico. We also expect revisions in economic growth expectations to be downwards. However, the reflationary impact of the move to cut rates, as well as the possibility of a weaker U.S. dollar, should outweigh the negatives. Even with the expected downgrades, there is tremendous support from valuations relative to developed markets. In addition, emerging market risk premia (spreads over U.S. Treasuries) are likely to fall, reducing the cost of capital for emerging market companies and governments. Finally, local investors have substantially reduced their equity weightings, and this is likely to reverse.

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                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

In general, we believe that although the news flow will be negative in the short term, there will be a much healthier flow of funds to buy these markets. We are positive in our outlook for 2001, and expect that emerging market stocks will be a rewarding place to invest in the coming year.

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to helping you meet your investment objectives in the future.




  [PHOTO OF                    [PHOTO OF
DAVID A. SEMPLE]             DAVID M. HULME]


/s/ David A. Semple          /s/ David M. Hulme
    David A. Semple              David M. Hulme
    Co-Portfolio                 Co-Portfolio
    Manager                      Manager

January 11, 2001


Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made. This Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

+ All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

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                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                            AS OF DECEMBER 31, 2000

         [The table below represents a pie chart in the printed piece.]

Cash/Equivalents         11.9%
Mexico                   13.2%
Brazil                   12.6%
Hong Kong                11.7%
South Korea              11.4%
Taiwan                   10.4%
India                     7.3%
Russia                    4.9%
China                     3.8%
Israel                    3.1%
South Africa              2.0%
Other                     7.7%

                         WORLDWIDE EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------

TELEFONOS DE MEXICO S.A. DE C.V. (TELMEX)
(MEXICO, 3.5%)

Telmex is the dominant telecom carrier in Mexico with over 12 million fixed-line customers and over seven million cellular subscribers. Recent initiatives have included a focus on profitability, overseas expansion into Central and South America and Internet and data services. Telmex trades at a substantial discount to its western peers.

TV AZTECA S.A.
(MEXICO, 3.0%)

TV Azteca owns and operates two national television networks in Mexico. The company produces television programming for broadcast over its networks and for international sale. It also has a stake in a fixed wireless network with a nationwide license.

HOUSING & COMMERCIAL BANK, KOREA
(SOUTH KOREA, 2.6%)

Housing and Commercial Bank, formerly known as Korea Housing Bank, specializes in mortgage financing but also undertakes a full range of commercial banking activities. The company's restructuring and cost-cutting efforts have started to bear fruit, and the bank has made vast improvements in "financial transparency."

GRUPO FINANCIERO BANAMEX ACCIVAL, S.A. DE C.V.
(BANACCI)
(MEXICO, 2.5%)

Banacci is a full-range financial services group with banking, insurance and asset management activities. It is the second-largest bank in Mexico and has recently launched a number of e-business initiatives. The Mexican banking system is beginning to grow again after several years of rebuilding since the Tequila Crisis in 1995. Banacci is well placed to take advantage of this growth.

UNITED MICROELECTRONICS CORP.
(TAIWAN, 2.2%)

United Microelectronics designs, manufactures and markets integrated circuits
(ICs) and related electronics products. The company's main products are consumer electronics ICs, memory ICs, personal computer peripheral ICs and communication ICs.

KOOKMIN CREDIT CARD CO. LTD.
(SOUTH KOREA, 2.2%)

Kookmin offers credit card services. The company also provides various financial services such as installment financing, factoring, cyber loans, e-business cards, and B2B e-commerce business processing.

SAMSUNG ELECTRONICS
(SOUTH KOREA, 2.2%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunication equipment and televisions.

KOREA TELECOM CORP.
(SOUTH KOREA, 1.9%)

Korea Telecom provides telecommunications services including local telephone, domestic and international long distance, multimedia satellite communication, data network and wireless telephone services in Korea. The company also offers Internet search and telephone directory services.

LI & FUNG LTD.
(HONG KONG, 1.8%)

Li & Fung, through its subsidiaries, operates an export trading business. The company exports consumer products such as garments, fashion accessories, toys, games, sporting goods, home furnishings, handicrafts, shoes, travel goods, and tableware.

ASIA SATELLITE TELECOMMUNICATIONS HOLDINGS LTD.
(HONG KONG, 1.7%)

Asia Satellite, through its subsidiaries, owns and operates satellites for commercial services primarily to the broadcasting and telecommunications industries. The company's satellite capacity is used for video, high speed Internet, broadband multimedia, and direct to home (DTH) services.

----------
* Portfolio is subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made at inception with a similar investment in the MSCI Emerging Markets Free Index.

                     VAN ECK WORLDWIDE EMERGING MARKETS FUND
                      vs. MSCI Emerging Markets Free Index

         [The table below represents a line chart in the printed piece.]

                  Van Eck Worldwide
                  Emerging Markets      MSCI Emerging Markets
                  Fund                  Free Index
Dec-95            10000                 10000
Jan-96            10820                 10711
Feb-96            10350                 10541
Mar-96            10320                 10623
Apr-96            10950                 11047
May-96            11480                 10998
Jun-96            11681                 11067
Jul-96            11591                 10310
Aug-96            12113                 10574
Sep-96            12164                 10666
Oct-96            11963                 10381
Nov-96            12415                 10555
Dec-96            12556                 10603
Jan-97            13722                 11326
Feb-97            14206                 11811
Mar-97            13671                 11501
Apr-97            13611                 11521
May-97            14458                 11851
Jun-97            15427                 12485
Jul-97            16395                 12672
Aug-97            14640                 11059
Sep-97            14953                 11366
Oct-97            11936                  9501
Nov-97            11129                  9154
Dec-97            11098                  9375
Jan-98            10029                  8639
Feb-98            11055                  9541
Mar-98            11600                  9955
Apr-98            11487                  9847
May-98             9731                  8497
Jun-98             8571                  7606
Jul-98             8972                  7847
Aug-98             6046                  5578
Sep-98             6046                  5932
Oct-98             6539                  6557
Nov-98             7268                  7102
Dec-98             7309                  6999
Jan-99             7186                  6886
Feb-99             7391                  6953
Mar-99             8099                  7870
Apr-99             9146                  8843
May-99             9331                  8792
Jun-99            10665                  9790
Jul-99            10296                  9524
Aug-99             9690                  9610
Sep-99             9331                  9285
Oct-99             9988                  9483
Nov-99            11610                 10333
Dec-99            14638                 11647
Jan-00            14474                 11717
Feb-00            15664                 11871
Mar-00            15398                 11929
Apr-00            13129                 10798
May-00            12072                 10352
Jun-00            12821                 10717
Jul-00            12174                 10166
Aug-00            12636                 10216
Sep-00            11066                  9324
Oct-00             9752                  8648
Nov-00             8725                  7891
Dec-00             8510                  8082

--------------------------------------------------------------------------------
Average Annual Total Return 12/31/00       1 Year     5 Year    Since Inception*
--------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Fund    (41.87)%   (2.98)%         (3.16)%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index           (30.61)%   (4.17)%         (4.17)%
--------------------------------------------------------------------------------

* INCEPTION DATE FOR THE WORLDWIDE EMERGING MARKETS FUND WAS 12/21/95; index returns are calculated as of nearest month end (12/31/95).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

         NO. OF                                                       VALUE
COUNTRY  SHARES                 SECURITIES (A)                       (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 12.6%
          35,000   Ambev (ADR)                                     $    901,250
      12,500,000   Banco Itau S.A. Pfd.                               1,185,897
          12,440   Brasil Telecom Participacoes S.A. (ADR)+             733,960
       7,000,000   Caemi Mineracao E Metalurgica S.A. Pfd.+             825,641
       4,800,842   Celular CRT Participacoes+                         1,551,041
      26,000,000   Companhia Energetica de Minas Gerais S.A.
                     (Sponsored ADR)                                    376,000
      17,111,100   CIA Eletricidade de Bahia (b) (c)                    539,658
         180,000   CIA Paranaense de Energia (Copel) Pfd. (ADR)       1,518,750
          40,000   Embraer Aircraft Corp. (Sponsored ADR)             1,590,000
         122,700   Embratel Participacoes S.A.                        1,924,856
          90,000   Industrials Klabin de Papel Celulose S.A. (ADR)      673,848
      29,000,000   Petrobras Distribuidora S.A. Pfd.                    416,410
          87,000   Petroleo Brasileiro S.A. Pfd.                      2,042,492
     233,000,000   Tele Centro Oeste Celular Participacoes S.A. Pfd.    808,928
          20,800   Tele Norte Leste Participacoes S.A. (ADR)            474,500
          25,000   Uniao de Bancos Brasileiros S.A.                     735,939
                                                                   ------------
                                                                     16,299,170
                                                                   ------------
CHILE: 0.4%
          75,000   Antofagasta Holdings PLC                             492,855
                                                                   ------------
CHINA: 3.8%
         934,000   China Unicom Ltd.+                                 1,430,991
       2,000,000   Matrix8848.net Holdings, LLC (b)(c)(d)             2,000,000
       5,100,000   Sinopec Zhenhai Refining & Chemical Co. Ltd.         693,104
       4,350,000   Yizheng Chemical Fibre Co. Ltd.                      814,262
                                                                   ------------
                                                                      4,938,357
                                                                   ------------
CROATIA: 1.0%
         105,000   Pliva D.D. (GDR)                                   1,233,750
                                                                   ------------
EGYPT: 0.6%
          60,000   Commercial International Bank (Sponsored GDR)   $    538,500
          12,000   Mobinil-Egyptian Mobile Services+                    233,522
                                                                   ------------
                                                                        772,022
                                                                   ------------
GREECE: 0.6%
          91,300   Cosmote Mobile Comunication S.A.+                    745,265
                                                                   ------------
HONG KONG: 11.7%
       1,250,000   Amoy Properties Ltd.                               1,394,284
         162,000   ASAT Holdings Ltd. (ADR)+                            810,000
       1,073,500   Asia Satellite Telecommunications
                     Holdings Ltd.                                    2,229,663
         865,000   ASM Pacific Technology Ltd.                        1,231,009
       7,400,000   Brilliance China Automotive Holdings Ltd.          2,016,103
         111,000   Cheung Kong (Holdings) Ltd.                        1,419,574
         240,000   China Telecom (Hong Kong) Ltd.                     1,310,820
       4,000,000   Denway Motors Ltd.+                                  697,463
         250,000   Johnson Electric Holdings Ltd.                       384,630
       1,246,000   Li & Fung Ltd.                                     2,268,446
         585,000   Wheelock & Co. Ltd.                                  483,769
       5,000,000   Zhejiang Expressway Co. Ltd.                         794,902
                                                                   ------------
                                                                     15,040,663
                                                                   ------------
INDIA: 7.3%
          90,500   Housing Development Finance Corporation Ltd.       1,048,853
         100,000   HCL Technologies Ltd.                              1,144,173
             500   Hindustan Lever Ltd.                                   2,216
          14,500   Infosys Technologies Ltd.                          1,779,884
             100   ITC Ltd.                                               1,914
          21,500   NIIT Ltd.                                            733,708
         286,500   Satyam Computer Services Ltd.                      1,980,888
         570,000   Sonata Software Ltd.                                 559,254
         187,089   Videsh Sanchar Nigam Ltd.                          1,206,379
          62,000   Visualsoft Technologies Ltd.                         944,344
                                                                   ------------
                                                                      9,401,613
                                                                   ------------

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

         NO. OF                                                       VALUE
COUNTRY  SHARES                 SECURITIES (A)                       (NOTE 1)
--------------------------------------------------------------------------------

INDONESIA: 0.8%
       2,466,827   PT Astra International Tbk                      $    509,938
       1,860,000   PT Bank Pan Indonesia Tbk
                     Warrants (expiring 4/15/02)+                         5,191
       2,500,000   PT Telekomunikasi Indonesia                          529,716
                                                                   ------------
                                                                      1,044,845
                                                                   ------------
ISRAEL: 3.1%
          70,000   ESC Medical Systems Ltd.+                            844,375
          60,000   Fundtech Ltd.+                                     1,072,500
          20,000   Gilat Satellite Networks Ltd.+                       510,000
          14,450   Nice Systems Ltd. (ADR)+                             289,903
          30,000   Orbotech, Ltd.+                                    1,119,375
          93,800   Sapiens International Corp. N.V.+                    102,594
                                                                   ------------
                                                                      3,938,747
                                                                   ------------
MALAYSIA: 0.3%
         366,666   MAA Holdings Berhad                                  443,859
                                                                   ------------
MEXICO: 13.2%
          35,000   Cemex S.A. (Sponsored ADR)                           632,188
           6,250   Cemex Warrants (expiring12/13/02)+                     6,445
         339,840   Corporation Interamericana de
                     Entretenimiento S.A. de C.V.+                    1,395,248
         850,000   Consorcio ARA S.A. de C.V.+                        1,007,172
         435,000   Corparacion Geo S.A. de C.V.+                        307,450
         100,000   Grupo Elektra S.A. (Sponsored GDR)                   825,000
       2,000,000   Grupo Financiero Banamex Accival, S.A. de C.V.     3,284,482
         963,000   Grupo Financiero Bancomer S.A. (GDR)                 532,498
          75,000   Gruppo Iusacell S.A. de C.V. (ADR)+                  731,250
          99,900   Telefonos de Mexico S.A. de C.V. (Sponsored ADR)   4,507,988
         387,000   TV Azteca S.A. (Sponsored ADR)                     3,845,813
                                                                   ------------
                                                                     17,075,534
                                                                   ------------
PHILIPPINES: 0.1%
         157,800   Benpres Holdings Corp. (GDR)+                        177,525
                                                                   ------------
POLAND: 0.7%
              50   Central European Foods, Inc.(b)(c)              $    275,000
          55,000   Electrim Spolka Akcyjna S.A.                         673,442
                                                                   ------------
                                                                        948,442
                                                                   ------------
ROMANIA: 0.1%
      21,476,487   SNP Petrom (b)(c)                                    179,039
                                                                   ------------
RUSSIA: 4.9%
         200,000   AO Tatneft (Sponsored ADR)                         1,412,500
          17,000   Golden Telecom, Inc.+                                 87,125
          48,000   Lukoil Holding (ADR)                               1,736,565
          26,000   Mobile Telesystems (Sponsored ADR)+                  624,000
         166,000   Norilsk Nickel+                                    1,211,800
          45,000   RAO Unified Energy System (GDR)                      369,000
          89,400   Surgutneftegaz (Sponsored ADR)                       940,903
                                                                   ------------
                                                                      6,381,893
                                                                   ------------
SINGAPORE: 1.5%
         114,800   Datacraft Asia Ltd.                                  541,856
         541,000   Pacific Century Regional Development Ltd.            276,116
          85,000   Singapore Land Ltd. Warrants (expiring 3/23/05)+      80,882
       1,505,000   Star Cruises Ltd.+                                 1,053,500
                                                                   ------------
                                                                      1,952,354
                                                                   ------------
SOUTH AFRICA: 2.0%
       1,250,000   African Bank Investments Ltd.+ 882,140
         350,000   Comparex Holdings Ltd.                               386,888
         185,000   Sappi Ltd.                                         1,320,208
             810   Softline Ltd.                                            195
                                                                   ------------
                                                                      2,589,431
                                                                   ------------
SOUTH KOREA: 11.4%
          28,800   Cheil Communications, Inc.                         1,411,542
         148,115   Housing & Commercial Bank, Korea                   3,360,396
         127,000   Kookmin Credit Card Co. Ltd.+2,801,028
          45,260   Korea Telecom Corp.                                2,397,170
          22,300   Samsung Electronics                                2,785,295
          10,000   SK Telecom Co. Ltd.                                2,000,000
                                                                   ------------
                                                                     14,755,431
                                                                   ------------


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

         NO. OF                                                       VALUE
COUNTRY  SHARES                 SECURITIES (A)                       (NOTE 1)
--------------------------------------------------------------------------------

TAIWAN: 10.4%
         217,762   Acer, Inc. (GDR)                                $    506,297
         304,530   Ambit Microsystems Corp.                           1,291,862
       1,250,700   Compal Electronics, Inc.                           1,695,544
         205,000   Hon Hai Precision Industry Co. Ltd.                1,039,855
         671,000   Powerchip Semiconductor Corp.+                       334,284
         406,300   R.O.C. Taiwan Fund                                 1,853,744
         450,000   Siliconware Precision Industries Co. (ADR)+        1,125,000
         690,000   Taiwan Cellular Corp.+                             1,041,667
       1,945,800   United Microelectronics Corp.                      2,825,875
         304,500   Via Technologies, Inc.+                            1,645,698
                                                                   ------------
                                                                     13,359,826
                                                                   ------------
TURKEY: 1.6%
         492,100   Enka Holding Yatirim A.S.                            528,587
      11,639,800   Turkiye Garanti Bankasi A.S.                         651,194
      20,496,000   Vestel Elektronik Sanayi ve Ticoret. A.S.+           756,789
                                                                   ------------
                                                                      1,936,570
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 88.1%
(COST: $139,019,672)
                                                                   $113,707,191
                                                                   ------------

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000


SHORT-TERM                                DATE OF                      VALUE
OBLIGATION: 14.6%                        MATURITY       COUPON        (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement (Note
   12): Purchased on 12/29/00;
   maturity value $18,791,998
   (with State Street Bank &
   Trust Co., collateralized by
   $18,690,000 Federal
   National Mortgage
   Association--6.375% due
   10/15/02 with a value of
   $19,284,775)
   (Cost: $18,780,000)                     1/02/01       5.75%     $ 18,780,000
                                                                   ------------
TOTAL INVESTMENTS: 102.7%
(COST: $157,799,672)                                                132,487,191
OTHER ASSETS LESS LIABILITIES: (2.7)%                                (3,439,940)
                                                                   ------------
NET ASSETS: 100%                                                   $129,047,251
                                                                   ============


SUMMARY OF              % OF       SUMMARY OF              % OF
INVESTMENTS              NET       INVESTMENTS              NET
BY INDUSTRY            ASSETS      BY INDUSTRY           ASSETS
-----------            ------      -----------           ------

Aerospace and Defense   1.2%       Investment Fund        1.4%
Automotive              2.5%       Manufacturing          0.6%
Banks                   4.5%       Media                  5.2%
Building and            0.9%       Medical Products and
  Construction                       Supplies             0.7%
Chemicals               1.2%       Metals & Mining        1.9%
Communications                     Paper                  1.6%
  Equipment             2.1%       Pharmaceuticals        1.0%
Computer Software       8.3%       Real Estate            3.3%
Conglomerates           1.3%       Retail                 0.6%
Distribution            1.8%       Technology Hardware   12.9%
Energy                  5.2%       Telecommunications    17.7%
Financial Services      7.2%       Transportation         1.4%
Food & Beverages        0.9%       Utilities              2.1%
Industrials             0.3%       Short-term
Insurance               0.3%       Obligation            14.6%
                                   Other assets less
                                     liabilities        (2.7)%
                                                       -------
                                                        100.0%
                                                       =======

(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Fair value as determined by the Board of Trustees.
(c) Restricted security (Note 9).
(d) Affiliated company. See Schedule of Affiliated Company Transactions
    (Note 11).
 +  Non-income producing.

Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt


                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value ((including repurchase agreement
  of $18,780,000) (cost $155,754,043)) (Note 1) .................  $130,487,191
Investments in affiliate, at value (cost $2,045,629)
  (Note 11) .....................................................     2,000,000
Cash and foreign currency .......................................     3,743,398
Cash--initial margin for equity swap (Note 8) ...................     2,501,591
Receivables:
  Securities sold ...............................................     5,469,655
  Capital shares sold ...........................................     1,390,836
  Dividends and interest ........................................       307,305
                                                                   ------------
       Total assets .............................................   145,899,976
                                                                   ------------
LIABILITIES:
Payables:
  Capital shares redeemed .......................................    15,293,253
  Securities purchased ..........................................     1,250,812
  Due to broker (Note 8) ........................................       136,884
  Due to adviser ................................................        78,196
  Foreign taxes .................................................        10,193
  Unrealized depreciation on forward foreign currency
    contracts (Note 6) ..........................................         1,593
  Accounts payable ..............................................        81,794
                                                                   ------------
       Total liabilities ........................................    16,852,725
                                                                   ------------
Net assets ......................................................  $129,047,251
                                                                   ============
Shares outstanding ..............................................    15,569,672
                                                                   ============
Net asset value, redemption and offering price per share ........  $       8.29
                                                                   ============
Net assets consist of:
  Aggregate paid in capital .....................................  $177,993,528
  Unrealized depreciation of investments, equity swaps,
    forward foreign currency contracts and foreign
    currency transactions .......................................   (25,568,743)
   Net investment loss ..........................................       (41,129)
   Accumulated realized loss ....................................   (23,336,405)
                                                                   ------------
                                                                   $129,047,251
                                                                   ============

                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INCOME (NOTE 1):
Dividends (net of foreign taxes
  withheld of $156,686) ............................               $  1,959,336
Interest ...........................................                    328,393
                                                                   ------------
    Total income ...................................                  2,287,729

EXPENSES:
Management (Note 2) ................................   $  2,112,040
Custodian ..........................................        376,340
Interest (Note 10) .................................         98,504
Trustees' fees and expenses ........................         71,789
Report to shareholders .............................         54,096
Professional .......................................         42,743
Transfer agency ....................................          5,959
Amortization of deferred organization costs
  (Note 1) .........................................          1,470
Other ..............................................         44,561
                                                       ------------
    Total expenses .................................      2,807,502
Expenses reduced by the adviser and reduced
  by a brokerage arrangement (Note 2) ..............        (48,186)
                                                       ------------
    Net expenses ...................................                  2,759,316
                                                                   ------------
    Net investment loss ............................                   (471,587)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):
Realized gain from security transactions
  (net of foreign taxes of $738,919) ...............                  9,829,205
Realized loss from foreign currency transactions ...                   (449,047)
Realized gain on equity swaps ......................                    241,453
Change in unrealized appreciation of
  forward foreign currency contracts and
  foreign currency transactions (net
  of foreign taxes withheld of $10,193) ............                    915,925
Change in unrealized depreciation
  of investments and equity swaps ..................               (105,933,563)
                                                                   ------------
Net realized and unrealized loss on
  investments, forward foreign currency
  contracts and foreign currency transactions ......                (95,396,027)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................               $(95,867,614)
                                                                   ============

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                      YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                         2000           1999
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss) ...................  $   (471,587)  $    935,528
  Realized gain from security transactions .......     9,829,205     15,482,982
  Realized loss from foreign currency
    transactions .................................      (449,047)    (1,247,018)
  Realized gain on options .......................            --         45,106
  Realized gain on equity swaps and foreign
    futures contracts ............................       241,453         40,550
  Change in unrealized appreciation
    (depreciation)of foreign currency
    transactions and forward foreign
    currency contracts ...........................       915,925     (1,019,358)
  Change in unrealized appreciation
    (depreciation) of investments, futures
    and equity swaps .............................  (105,933,563)    84,419,384
                                                    ------------   ------------
Net increase (decrease) in net assets
  resulting from operations ......................   (95,867,614)    98,657,174
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares ..................   654,660,210    416,658,982
  Cost of shares reacquired ......................  (673,261,685)  (326,312,676)
                                                    ------------   ------------
    Net increase (decrease) in net assets
      resulting from capital share transactions ..   (18,601,475)    90,346,306
                                                    ------------   ------------
    Total increase (decrease) in net assets ......  (114,469,089)   189,003,480
NET ASSETS:
Beginning of year ................................   243,516,340     54,512,860
                                                    ------------   ------------
End of year (including net investment loss
  of $481,372 and $9,785, respectively) ..........  $129,047,251   $243,516,340
                                                    ============   ============
*SHARES OF BENEFICIAL INTEREST ISSUED AND
  REDEEMED (UNLIMITED NUMBER OF $.001 PAR VALUE
  SHARES AUTHORIZED):
  Shares sold ....................................    56,256,494     42,362,326
  Shares reacquired ..............................   (57,757,958)   (32,950,683)
                                                    ------------   ------------
  Net increase (decrease) ........................    (1,501,464)     9,411,643
                                                    ============   ============


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                                                      FOR THE
                                                                                                       FOR THE        PERIOD
                                                                                                     EIGHT MONTHS   DECEMBER 21,
                                                                 YEAR ENDED DECEMBER 31,                ENDED        1995(A) TO
                                                 --------------------------------------------------   DECEMBER 31,    APRIL 30,
                                                   2000            1999          1998        1997        1996           1996
                                                 --------        --------       -------     -------     -------        -------
Net Asset Value, Beginning of Period .........   $  14.26        $   7.12       $ 11.00     $ 12.49     $ 10.95        $ 10.00
                                                 --------        --------       -------     -------     -------        -------
Income From Investment Operations:
Net Investment Income (Loss) .................      (0.03)           0.10(b)       0.09        0.14        0.01(b)        0.07(b)
Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency
   Transactions ..............................      (5.94)           7.04         (3.80)      (1.58)       1.59           0.88
                                                 --------        --------       -------     -------     -------        -------
Total From Investment Operations .............      (5.97)           7.14         (3.71)      (1.44)       1.60           0.95
                                                 --------        --------       -------     -------     -------        -------
Less Dividend and Distributions:
Dividend from Net Investment Income ..........         --              --         (0.09)      (0.05)      (0.06)            --
Distributions from Realized Capital Gains ....         --              --         (0.08)         --          --             --
                                                 --------        --------       -------     -------     -------        -------
Total Distributions ..........................         --              --         (0.17)      (0.05)      (0.06)            --
                                                 --------        --------       -------     -------     -------        -------
Net Asset Value, End of Period ...............   $   8.29        $  14.26       $  7.12     $ 11.00     $ 12.49        $ 10.95
                                                 ========        ========       =======     =======     =======        =======
Total Return (c) .............................     (41.87)%        100.28%       (34.15)%    (11.61)%     14.66%          9.50%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..............   $129,047        $243,516       $54,513     $92,433     $15,355        $   597
Ratio of Gross Expenses to
   Average Net Assets ........................       1.33%           1.54%         1.61%       1.34%       2.64%(d)       2.06%(d)
Ratio of Net Expenses to
   Average Net Assets ........................       1.26%(e)        1.34%(e)      1.50%       0.00%       0.00%(d)       0.00%(d)
Ratio of Net Investment Income (Loss) to
   Average Net Assets ........................      (0.22)%(f)       0.80%         1.02%       0.91%       0.74%(d)       1.89%(d)
Portfolio Turnover Rate ......................     113.17%         143.03%       117.16%     142.39%      29.53%         45.89%

(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(d)  Annualized.
(e)  Excluding interest expense.
(f) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period not to exceed five years.

G.  USE OF DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed. There were no futures outstanding at December 31, 2000.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at December 31, 2000.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest,

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2000. For the year ended December 31, 2000 the Adviser assumed expenses in the amount of $39,646. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck
Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain administrative functions.

The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2000, the portion of the Fund's expenses reduced by this directed brokerage agreement amounted to $8,540.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $220,975,882 and $244,089,496, respectively, for the year ended December 31, 2000. For federal income tax purposes, the identified cost of investments owned at December 31, 2000 was $161,570,188. As of December 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $25,312,481 of which $11,778,955 related to appreciated securities and $37,091,436 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $7,517,058 available, expiring December 31, 2006.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets.

Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2000, the Fund had the following outstanding forward foreign currency contracts:

                                          VALUE AT
                                         SETTLEMENT     CURRENT      UNREALIZED
CONTRACTS                                   DATE         VALUE      DEPRECIATION
---------                                 --------      --------      -------
FORWARD FOREIGN CURRENCY
  BUY CONTRACTS:
BRL 822,143 expiring
  1/02/01 - 1/03/01 ..................    $422,726      $421,612      $(1,114)
FORWARD FOREIGN CURRENCY
  SALE CONTRACTS:
MXP 7,598,697 expiring
     1/02/01 .........................     789,324       789,803         (479)
                                                                      -------
                                                                      $(1,593)
                                                                      =======

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset Worldwide Emerging Markets
Fund for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 2000 the net value of the asset and corresponding liability of the Fund's portion of the Plan is $74,108.

NOTE 8--EQUITY SWAP--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


At December 31, 2000, the Fund had the following outstanding swap (stated in U.S. dollars):

                    NUMBER
  UNDERLYING          OF          NOTIONAL       TERMINATION       UNREALIZED
  SECURITIES        SHARES         AMOUNT           DATE          DEPRECIATION
  ----------       --------       --------       -----------      ------------
OAO Gazprom        8,090,000     $2,501,591         Open           $(136,884)

NOTE 9--RESTRICTED SECURITIES
The following securities are restricted as to sale and deemed illiquid:

                                                                       PERCENT
                                                                       OF NET
                                                                        ASSETS
                           DATE                           TOTAL           AT
                         ACQUIRED         COST            VALUE        12/31/00
                         --------       ---------       ---------      --------
Central European
  Foods, Inc.             6/01/98      $  275,000      $  275,000        0.2%
Matrix8848.net
  Holdings, LLC           6/14/00       2,045,629       2,000,000        1.6
SNP Petrom               10/27/97       1,936,469         179,039        0.1
CIA Eletricidade         11/26/97-             --
  de Bahia               10/07/99       1,044,665         539,658        0.4
                                                       ----------        ---
                                                       $2,993,697        2.3%
                                                       ==========        ===

NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. On December 31, 2000, the Fund borrowed an average daily amount of $964,740 at a weighted average interest rate of 6.75% under the Facility. At December 31, 2000, there were no outstanding borrowings under the Facility.

NOTE 11--SCHEDULE  OF   AFFILIATED   COMPANY   TRANSACTIONS--Transactions   with
affiliates (as defined by the Investment Company Act of 1940) for the year ended December 31, 2000:

                                                                        TOTAL
                                          SHARES          COST          VALUE
                                         ---------     ----------     ----------
Matrix 8848 net Holdings, LLC            2,000,000     $2,045,629     $2,000,000

NOTE 12--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four periods in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP



New York, New York
January 26, 2001

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This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.